SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

______________________________________________________________________________

       Date of Report (Date of earliest event reported): November 21, 2000
                                                         (November 21, 2000)
        ______________________________________________________________

                             TRUSTCO BANK CORP NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


             0-10592                               14-1630287
   _______________________________      ____________________________________
      (Commission File Number)           (IRS Employer Identification No.)

        _________________________________________________________________

                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311


________________________________________________________________________________

TrustCo Bank Corp NY


ITEM 5.   OTHER EVENTS
-------   ------------

          A press release was issued on November 21, 2000, declaring a quarterly dividend of $0.15 per share, payable January 2, 2001, to the shareholders of record at the close of business on December 8, 2000. Attached is the press release labeled as exhibit 99(a).




ITEM 7    (c) Exhibits
------

           Reg S-K Exhibit No.    Description
           -------------------    -----------
                99(a)             Press release dated  November 21, 2000
                                  declaring a quarterly dividend of $0.15 per share, payable January 2, 2001, to the shareholders of record at the close of business on December 8, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 21, 2000

                                           TrustCo Bank Corp NY
                                           (Registrant)





                                           By:/s/ Robert T. Cushing
                                              ----------------------------
                                               Robert T. Cushing
                                               Vice President and
                                               Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                   Page
____________________       ___________________________________________   _____
         99(a)             Press release dated November 21,                5
                           2000 declaring a quarterly dividend
                           of $0.15 per share, payable January
                           2, 2001, to the shareholders of record
                           at the close of business on December
                           8, 2000.

                                                                   Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                News Release
--------------------------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                   NASDAQ -- TRST
             Trustco Savings Bank

             William F. Terry
             Senior Vice President and Secretary
             518-381-3611


FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - November 21, 2000

          On November 21, 2000 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable January 2, 2001, to the shareholders of record at the close of business on December 8, 2000.

          TrustCo is a $2.4 billion bank holding company and through its subsidiaries, Trustco Bank, National Association, and Trustco Savings Bank, operates 54 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.37 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.




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